UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

Mill City Ventures III, Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	811-22778	20-4709758
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

130 West Lake Street

Suite 300

Wayzata, MN 55391

(Address of principal executive offices)

(952) 473-3442

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2013, the Board of Directors of Mill City Ventures III, Ltd. (the “Company”) appointed Joseph Hammer, Christopher Larson and Laurence S. Zipkin to serve as directors of the Company, effective immediately.

The Company has not entered into any material plan, contract or arrangement regarding compensation to be paid to Messrs. Hammer, Larson or Zipkin for their services as directors of the Company. None of Messrs. Hammer, Larson or Zipkin, or their respective related persons, is a party to any other transaction or proposed transaction with the Company at this time.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mill City Ventures III, Ltd.

Date: February 28, 2013	By:	/s/ Douglas M. Polinsky
Douglas M. Polinsky, Chief Executive Officer